                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Utah                          1-6075                     13-2626465
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  (STATE OR OTHER                  (COMMISSION                (I.R.S. EMPLOYER
  JURISDICTION OF                  FILE NUMBER)              IDENTIFICATION NO.)
  INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                       68179
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 9. Regulation FD Disclosure.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on June 5, 2003 indicating that Union Pacific Capital Trust intends to redeem convertible preferred securities, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2003


                                             UNION PACIFIC CORPORATION


                                             By: /s/ Carl W. von Bernuth
                                                --------------------------------
                                                 Carl W. von Bernuth
                                                 Senior Vice President, General
                                                 Counsel and Secretary



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                                  EXHIBIT INDEX

    Exhibit       Description
    -------       -----------

    99            Press Release dated June 5, 2003 indicating Union Pacific
                  Capital Trust to redeem convertible preferred securities.